EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the o the annual report of Alterrus Systems Inc. (formerly Valcent Products Inc.) (the "Company") on Form 20-F for the period ending March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John N. Hamilton, the undersigned certifies that pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2012	By:	/s/ John N. Hamilton
John N. Hamilton Chief Financial Officer